                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          AIM TREASURER'S SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

    (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

    (3)  Filing Party:

          ----------------------------------------------------------------------

    (4)  Date Filed:

          ----------------------------------------------------------------------

(AIM LOGO)

                    PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                                 A PORTFOLIO OF
                          AIM TREASURER'S SERIES TRUST
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                               December 29, 2004

Dear Shareholder:

     The Board of Trustees of AIM Treasurer's Series Trust believes that your interests would best be served if Premier U.S. Government Money Portfolio (the "Fund") enters into a new investment advisory agreement with A I M Advisors, Inc. ("AIM"), the Fund's current investment advisor. The attached proxy statement seeks your vote in favor of the proposal to approve the new investment advisory agreement with AIM.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage-paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

                                       Sincerely,

                                               -s- Bruce L. Crockett
                                                   Bruce L. Crockett
                                                         Chair

                                               -s- Robert H. Graham
                                                   Robert H. Graham
                                                       President

                    PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                                 A PORTFOLIO OF
                          AIM TREASURER'S SERIES TRUST
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 24, 2005

     We cordially invite you to attend our Special Meeting of Shareholders (the "Special Meeting") to:

          1. Approve a new investment advisory agreement with A I M Advisors, Inc. for Premier U.S. Government Money Portfolio, a portfolio of AIM Treasurer's Series Trust (the "Trust"); and

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments or postponements thereof.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 24, 2005, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on December 3, 2004 are entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE TRUST, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                /s/ KEVIN M. CAROME
                                        ----------------------------------------
                                                    Kevin M. Carome
                                                       Secretary

December 29, 2004

                    PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                                 A PORTFOLIO OF
                          AIM TREASURER'S SERIES TRUST
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 24, 2005

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of Premier U.S. Government Money Portfolio (the "Fund"), a series portfolio of AIM Treasurer's Series Trust (the "Trust"), because the Board of Trustees (the "Board") of the Trust is soliciting your proxy to vote at the special meeting of shareholders and at any adjournments or postponements of the special meeting (collectively, the "Special Meeting"). This Proxy Statement gives you information about the business to be conducted at the Special Meeting.

     You do not need to attend the Special Meeting to vote. Instead, you may simply complete, sign and return the enclosed proxy card.

     This proxy statement, the foregoing Notice of Special Meeting and the enclosed proxy card are first being sent on or about December 29, 2004 to all shareholders entitled to vote. Shareholders of record of the Fund as of the close of business on December 3, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. The number of shares of the Fund outstanding on the Record Date was 36,670,934. Each share of the Fund is entitled to one vote on each proposal (a fractional share has a fractional vote).

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 24, 2005, 3:00 p.m., Central Time.

ANNUAL REPORT DELIVERY

     We have previously sent to shareholders the annual report for the Fund, including financial statements for the fiscal year ended August 31, 2004. The financial statements should be read in conjunction with the disclosure included in this Proxy Statement under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation." If you have not received such report or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 347-4246. We will furnish such report free of charge.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting or to vote at the Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Special Meeting, your proxy (the individual(s) named on the proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares in the manner recommended by the Board on the one item of business known to be presented (i.e., FOR the proposal to approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for the Fund) and in accordance with management's recommendation on any other matters that may come before the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Trust's Secretary in writing to the address of the Trust set forth on the cover page of this Proxy Statement before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at a Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the meeting if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Special Meeting in person or by proxy. Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal AGAINST such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE PROPOSAL 1

     Approval of Proposal 1 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of the Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote AGAINST Proposal 1 because approval of Proposal 1 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

PROXY SOLICITATION

     AIM has engaged the services of Georgeson Shareholder Communications, Inc. ("Solicitor") to assist in the solicitation of proxies for the

Special Meeting. Solicitor's costs are estimated to be approximately $5,800. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation performed by them. AIM will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than the one discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared for the next shareholder meeting. Your proposal also must comply with applicable law.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment advisor and administrator for the Fund.

PRINCIPAL UNDERWRITER

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Fund.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of the Fund's shares and shares of the Trust's other series portfolios by the trustees and executive officers of the Trust can be found in Exhibit A.

OWNERSHIP OF SHARES

     A list of the name, address and ownership percentage of each person who, as of December 3, 2004, to the knowledge of the Trust, owned 5% or more of the outstanding shares of the Fund and of the Trust's other series portfolios can be found in Exhibit B.

                                   PROPOSAL 1

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     AIM currently serves as the investment advisor to the Fund. At an in-person meeting of the Board held on December 2, 2004, the Board approved a new advisory agreement under which AIM will continue to serve as investment advisor to the Fund. Pursuant to this new advisory agreement, AIM will bear all operating expenses of the Fund except for certain expenses as described below and the Fund will pay an annual "all-in" fee of 0.25% of average daily net assets. The Board believes that these changes will result in substantially lower aggregate fees which will be payable by the Fund for advisory and other services than the fees the Fund currently pays for such services. Therefore, the Board believes such changes will be of substantial benefit to Fund shareholders. Neither the portfolio management team nor the investment objective and strategies of the Fund will change as a result of this new advisory agreement.

     The Board recommends that you approve the new advisory agreement. The Board is asking you to vote on this new agreement because the Trust may enter into a new advisory agreement for the Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between AIM and the Trust with respect to the Fund. The form of the proposed Master Investment Advisory Agreement with AIM can be found at Appendix I.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below beginning under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on December 2, 2004, the Board, including a majority of the independent trustees, voted to recommend that shareholders approve a proposal to approve the proposed advisory agreement for the Fund.

THE FUND'S INVESTMENT ADVISOR

     AIM became the investment advisor for the Fund under the current advisory agreement on the date indicated below. The Fund's shareholders last voted on the current advisory agreement on the date and for the purpose indicated below. The Board, including a majority of the independent trustees, last approved the current advisory agreement on June 8, 2004.

                                                    DATE CURRENT ADVISORY
                               DATE AIM BECAME          AGREEMENT WAS
                            ADVISOR UNDER CURRENT    SUBMITTED TO A VOTE
NAME OF FUND                 ADVISORY AGREEMENT        OF SHAREHOLDERS
------------                ---------------------   ---------------------
Premier U.S. Government
  Money Portfolio.........    November 25, 2003       October 21, 2003(1)

---------------

(1) Shareholders last voted on the agreement on October 21, 2003 for the purpose of approving a new investment advisory agreement with AIM. Such approval was necessary because the then-existing investment advisory agreement for the Fund was with INVESCO Funds Group, Inc. ("INVESCO") (the Fund's former investment advisor). AMVESCAP PLC ("AMVESCAP"), the parent of the Fund's current and former investment advisor, AIM and INVESCO, respectively, had undertaken an integration initiative for its North American mutual funds operations. As part of such integration initiative, AMVESCAP restructured the advisory and administrative servicing arrangements so that AIM became investment advisor for all INVESCO Funds and AIM Funds, including the Fund.

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a wholly-owned subsidiary of AVZ, Inc., a holding company with its principal offices at 1315 Peachtree Street, NE, Suite 500, Atlanta, Georgia 30309. AIM Management is an indirect wholly-owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AVZ, Inc. is a wholly-owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent management group.

     The following table provides information with respect to the principal executive officer and the directors of AIM. The business address of each principal executive officer and director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                        POSITION WITH AIM        PRINCIPAL OCCUPATION
----                      ----------------------  --------------------------
Mark H. Williamson......  Director, Chairman and  Director, President and
                          President               Chief Executive Officer,
                                                  A I M Management Group
                                                  Inc. (financial services
                                                  holding company);
                                                  Director, A I M Capital
                                                  Management, Inc.
                                                  (registered investment
                                                  advisor) and A I M
                                                  Distributors, Inc.
                                                  (registered broker
                                                  dealer); Director and
                                                  Chairman, AIM Investment
                                                  Services, Inc. (registered
                                                  transfer agent), Fund
                                                  Management Company
                                                  (registered broker dealer)
                                                  and INVESCO Distributors,
                                                  Inc. (registered broker
                                                  dealer) and Chief
                                                  Executive Officer,
                                                  AMVESCAP PLC -- AIM
                                                  Division (parent of AIM
                                                  and a global investment
                                                  management firm);
                                                  formerly: Director,
                                                  Chairman, President and
                                                  Chief Executive Officer,
                                                  INVESCO Funds Group, Inc;
                                                  President and Chief
                                                  Executive Officer, INVESCO
                                                  Distributors, Inc.; Chief
                                                  Executive Officer,
                                                  AMVESCAP PLC -- Managed
                                                  Products; Chairman and
                                                  Chief Executive Officer,
                                                  NationsBanc Advisors,
                                                  Inc.; and Chairman,
                                                  NationsBanc Investments,
                                                  Inc.

NAME                        POSITION WITH AIM        PRINCIPAL OCCUPATION
----                      ----------------------  --------------------------
Kevin M. Carome.........  Director, Senior Vice   Director, Senior Vice
                          President, General      President, Secretary and
                          Counsel and Secretary   General Counsel, AIM
                                                  Management Group Inc.
                                                  (financial services
                                                  holding company); Director
                                                  and Vice President,
                                                  INVESCO Distributors,
                                                  Inc.; Vice President, AIM
                                                  Capital Management, Inc.
                                                  and AIM Investment
                                                  Services, Inc.; Senior
                                                  Vice President, AIM
                                                  Distributors, Inc.; and
                                                  Director, Vice President
                                                  and General Counsel, Fund
                                                  Management Company;
                                                  formerly: Senior Vice
                                                  President and General
                                                  Counsel, Liberty Financial
                                                  Companies, Inc.; Senior
                                                  Vice President and General
                                                  Counsel, Liberty Funds
                                                  Group, LLC; and Vice
                                                  President, AIM
                                                  Distributors, Inc.
Dawn M. Hawley..........  Director, Senior Vice   Director, Senior Vice
                          President and Chief     President and Chief
                          Financial Officer       Financial Officer, A I M
                                                  Management Group Inc.;
                                                  Vice President and
                                                  Treasurer, A I M Capital
                                                  Management, Inc. and A I M
                                                  Distributors, Inc. and
                                                  INVESCO Distributors,
                                                  Inc.; Director, Vice
                                                  President and Chief
                                                  Financial Officer, AIM
                                                  Investment Services, Inc.;
                                                  and Vice President and
                                                  Chief Financial Officer,
                                                  Fund Management Company

POSITIONS WITH AIM HELD BY THE TRUST'S TRUSTEES OR OFFICERS

     Mark H. Williamson, who is a trustee and officer of the Trust, is also a director and officer of AIM. He also beneficially owns shares of AMVESCAP and options to purchase shares of AMVESCAP.

     Robert G. Alley, Lisa O. Brinkley, Kevin M. Carome, Stuart W. Coco, Sidney
M. Dilgren and Karen Dunn Kelley who are officers of the

Trust are also directors and/or officers of AIM. Each such officer of the Trust beneficially owns shares of AMVESCAP and/or owns options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement, AIM acts as investment manager and administrator for the Fund. As investment manager, AIM provides a continuous investment program for the Fund, including supervision of all aspects of the Fund's operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund's assets and investment research and management, subject at all times to the policies and control of the Board. The principal terms of the current advisory agreement are summarized below; however, the following summary is qualified by reference to the complete text of the current advisory agreement as filed with the Securities and Exchange Commission ("SEC") on November 25, 2003 (and which is available for inspection at www.sec.gov).

  DELEGATION

     The current advisory agreement provides that AIM may delegate any or all of its duties or obligations under the agreement to one or more sub-advisors. The current advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM has not appointed a sub-advisor for the Fund and does not currently intend to do so.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of the Trust's portfolio funds on a continuing basis. Accordingly, the price to the Fund in any particular transaction may be less favorable than that available from another broker-dealer if the difference is believed by AIM reasonably justified by other aspects of the execution services offered by the broker-dealer.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the current advisory agreement includes a provision that permits such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement acknowledges that AIM acts as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts. The current advisory agreement states that whenever the Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by AIM to be equitable to the Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by the Fund. The non-exclusivity provisions of the current advisory agreement also explicitly recognize that officers and trustees of AIM may serve as officers or trustees of the Trust, and that officers and trustees of the Trust may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to the Trust. The practical impact of this provision is that the officers and directors of AIM do not devote their full time to providing services to the Trust, and that they are permitted to engage in and devote time and attention to other businesses or to render services of whatever kind to other entities, including other AIM funds.

  TERMINATION

     The current advisory agreement for the Fund is in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, and (ii) the affirmative vote of a majority of the trustees of the Trust who are not interested persons of AIM or the Trust by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of the Fund or AIM may terminate the agreement with respect to the Fund on 60 days' written notice without penalty. The current agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

  LIMITATION OF LIABILITY OF AIM, THE TRUST AND SHAREHOLDERS

     The current advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, employees, AIM will not be subject to liability to the Trust or the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     In addition, the current advisory agreement states that no series of the Trust shall be liable for the obligations of any other series of the Trust, and the liability of AIM to one series of the Trust shall not automatically render AIM liable to any other series of the Trust. Consistent with applicable law, the current advisory agreement includes a provision stating that AIM's obligations under the agreement are not binding on any shareholders of the Trust individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with AIM are governed by the laws of Texas.

  SECURITIES LENDING

     The Fund is not currently permitted to engage in securities lending. If, however, the Fund were permitted to engage in securities lending in the future and sought to engage in such securities lending, AIM would provide the Fund with investment advisory services and related administrative services. The current advisory agreement includes a provision that specifies the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided would include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent (the "agent") or principal in determining which securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the

Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the Fund to invest in AIM advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM will not receive any additional compensation from the Fund for advisory services rendered in connection with securities lending activities if the Fund engages in such activities. As compensation for the related administrative services AIM will provide the Fund if the Fund engages in securities lending, the Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained by or paid to the Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES

     The current advisory agreement for the Fund provides that the Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares. These expenses borne by the Fund include, without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing, or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale redemption and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustees and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; and

     - the cost of printing copies of prospectuses and statements of additional information distributed by the Fund's shareholders.

  ADVISORY FEE

     The Trust currently pays AIM out of the assets of the Fund, as full compensation for all advisory services rendered, an advisory fee for the Fund. Such fee is calculated by applying the annual rate set forth in the table below to the average daily net assets of the Fund for the calendar year, computed in the manner used for the determination of the net asst value of shares of the Fund. The aggregate amount of the advisory fee paid to AIM during the most recently completed fiscal year of the Fund is set forth in the table under the heading "Comparative Expense Information."

                                              ANNUAL RATE
NAME OF FUND                     (BASED ON AVERAGE DAILY NET ASSETS)(1)
------------                     --------------------------------------
Premier U.S. Government Money
  Portfolio....................  0.40% of the first $300 million; 0.30%
                                 of the next $200 million; 0.20% of the
                                 excess over $500 million

---------------

(1) Effective July 1, 2004, the Board approved an amendment to the Fund's current investment advisory agreement which reduced the advisory fee for the Fund to the amounts shown in the table. For the period September 1, 2003 - June 30, 2004 the advisory fee rate was 0.50% of the first $300 million; 0.40% of the next $200 million; 0.30% of the excess over $500 million of the Fund's average daily net assets. Currently, the effective advisory fee rate for the Fund is 0.40% of the Fund's average daily net assets.

ADDITIONAL SERVICES PROVIDED BY AIM AND ITS AFFILIATES

     AIM and its affiliates also provide additional services to the Trust and the Fund. AIM currently provides or arranges for others to provide accounting and administrative services to the Fund pursuant to a Master

Administrative Services Agreement. AIM Investment Services, Inc. ("AIS") currently serves as the Fund's transfer agent pursuant to a Transfer Agency and Services Agreement. Prior to October 1, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the Fund's transfer agent.

     A I M Distributors, Inc. ("ADI") currently serves as principal underwriter for the Fund's Investor Class shares. It is anticipated that Fund Management Company ("FMC") will serve as the Fund's principal underwriter with respect to its Institutional Class shares, currently scheduled to commence sales on or about February 25, 2005. ADI, AIS and FMC are indirect wholly owned subsidiaries of AMVESCAP.

     The table under the heading "Comparative Expense Information" sets forth the non-advisory fees paid by the Fund during its most recently completed fiscal year to AIM and to affiliates of AIM. If the proposed advisory agreement is approved by shareholders, the non-advisory services provided by AIM, ADI and AIS will continue to be provided with respect to the Fund's Investor Class shares but without charge to the Fund. (See "Certain Service Agreements" and "Comparative Expense Information" below.)

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Premier U.S. Government Money Portfolio.

                                                                     FEE WAIVER, EXPENSE
                                                TOTAL NET ASSETS     LIMITATIONS AND/OR
                                                AT THE END OF THE          EXPENSE
                             ANNUAL RATE          MOST RECENTLY        REIMBURSEMENTS
                       (BASED ON AVERAGE DAILY      COMPLETED       FOR THE MOST RECENTLY
NAME OF FUND                 NET ASSETS)           FISCAL YEAR      COMPLETED FISCAL YEAR
------------           -----------------------  -----------------   ---------------------
AIM V.I. Money Market  0.40% of the first $250   $    79,887,894    N/A
  Fund...............  million; 0.35% of the
                       excess over $250
                       million
Liquid Assets          0.15%                     $19,912,129,274    Limit Total Operating
  Portfolio..........                                               Expenses (excluding
                                                                    Rule 12b-1
                                                                    distribution fees,
                                                                    interest expense,
                                                                    taxes and
                                                                    extraordinary items
                                                                    and indirect expenses
                                                                    resulting from
                                                                    expense offset
                                                                    arrangements, if any)
                                                                    to 0.12%
STIC Prime             0.15%                     $ 6,374,670,205    Limit Total Operating
  Portfolio..........                                               Expenses (excluding
                                                                    Rule 12b-1
                                                                    distribution fees,
                                                                    interest expense,
                                                                    taxes and
                                                                    extraordinary items
                                                                    and indirect expenses
                                                                    resulting from
                                                                    expense offset
                                                                    arrangements, if any)
                                                                    to 0.12%

                                                                     FEE WAIVER, EXPENSE
                                                TOTAL NET ASSETS     LIMITATIONS AND/OR
                                                AT THE END OF THE          EXPENSE
                             ANNUAL RATE          MOST RECENTLY        REIMBURSEMENTS
                       (BASED ON AVERAGE DAILY      COMPLETED       FOR THE MOST RECENTLY
NAME OF FUND                 NET ASSETS)           FISCAL YEAR      COMPLETED FISCAL YEAR
------------           -----------------------  -----------------   ---------------------
Government & Agency    0.10%                     $ 3,180,993,964    Limit Total Operating
  Portfolio..........                                               Expenses (excluding
                                                                    Rule 12b-1
                                                                    distribution fees,
                                                                    interest expense,
                                                                    taxes and
                                                                    extraordinary items
                                                                    and indirect expenses
                                                                    resulting from
                                                                    expense offset
                                                                    arrangements, if any)
                                                                    to 0.12%
Treasury Portfolio...  0.15%                     $ 5,322,187,511    Waive 0.075% of
                                                                    advisory fee on
                                                                    average net assets
Government             0.20% of the first $250   $   354,308,043    Limit Total Operating
  TaxAdvantage         million; 0.15% over                          Expenses (excluding
  Portfolio..........  $250 million up to and                       Rule 12b-1
                       including $500 million;                      distribution fees,
                       0.10% of the excess                          interest expense,
                       over $500 million                            taxes and
                                                                    extraordinary items
                                                                    and indirect expenses
                                                                    resulting from
                                                                    expense offset
                                                                    arrangements, if any)
                                                                    to 0.12%
AIM Money Market       0.40% of the first $1     $ 1,528,643,291    AIM and/or the fund's
  Fund...............  billion; 0.35% of the                        distributor have been
                       excess over $1 billion                       waiving fees and/or
                                                                    reimbursing expenses
                                                                    in order to increase
                                                                    the yield for
                                                                    shareholders

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     The primary differences between the current advisory agreement with AIM and the proposed advisory agreement with AIM are to:

     - change certain obligations regarding the payment of expenses of the Fund; and

     - change the advisory fee rate payable by the Fund to AIM.

Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially identical, except for the effective dates and the renewal dates.

  PAYMENT OF EXPENSES

     The current advisory agreement provides that the Fund will pay or cause to be paid all of its ordinary business expenses incurred in the operations of the Fund and the offering of its shares. The proposed advisory agreement provides that AIM will pay all of the expenses incurred by the Trust and the Fund, as applicable, in connection with their operations except for transfer agency, sub-accounting, recordkeeping, and administrative services which are to be provided by AIM or an affiliate of AIM at no cost to the Fund under separate transfer agency and administrative services agreements between the Fund and AIM or an AIM affiliate, as applicable, which are or have been approved by the Board, including all of the independent trustees. (See "Certain Service Agreements.")

     Under the proposed advisory agreement, AIM will pay the following costs and expenses, unless the Board determines that the Fund shall pay for any such item:

     - the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, independent pricing services and legal counsel for the Trust or for the Fund;

     - the taxes including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund to Federal, state, county, city, or other governmental agents;

     - the fees and expenses involved in maintaining the registration and qualification of the Trust and of its shares under laws administered by the SEC or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

     - the compensation and expenses of the trustees of the Trust;

     - the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and trustees' meetings;

     - all costs, fees or other expenses arising in connection with the organization and filing of the Trust's Certificate of Trust including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any State and the approval of the Trust's operations by any other Federal or State authority;

     - the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust and the Fund; and

     - premiums for the fidelity bond maintained by the Trust pursuant to
       Section 17(g) of the 1940 Act and rules promulgated thereunder (except those premiums that may be allocated to AIM as an insured).

     The Board has specifically approved the payment by the Fund of interest, taxes and extraordinary items such as litigation costs.

     In addition, the proposed advisory agreement does not explicitly list the salary and other compensation of the Senior Officer of the Trust appointed pursuant to the New York Attorney General Assurance of Discontinuance applicable to AIM (the "Senior Officer") in the non-exclusive list of costs and expenses listed above payable by AIM. (See "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" below.) However, if shareholders approve the proposed advisory agreement, AIM will pay the salary and other compensation of the Senior Officer as part of the Fund's ordinary operating expenses under the new "all-in" advisory fee.

     The proposed advisory agreement also provides that at the Trust's request, AIM will also furnish to the Trust, at the expense of AIM, executive, statistical, administrative, internal accounting and clerical services as may be required in the judgment of the Board. These services would include, among other things, the maintenance (but not preparation) of the Trust's accounts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and reports to the SEC and Trust shareholders. Under the proposed advisory agreement, AIM also would furnish, at AIM's expense, such office space, equipment and facilities as may be reasonably requested by the Trust from time to time.

     Pursuant to the proposed advisory agreement, the Fund would still be required to pay: (i) brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or Fund in connection with securities transaction to which the Trust or Fund is a party or in connection with securities owned by the Trust or Fund; (ii) interest on indebtedness, if any, incurred by the Trust or Fund; and (iii) other expenditures, including costs incurred in connection with the purchase or sale of securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies.

     See "Certain Service Agreements" below for other services that will be provided by AIM and its affiliates to the Fund without charge if the proposed advisory agreement is approved by shareholders.

  ADVISORY FEE

     The advisory fee rates paid by the Fund to AIM under the current advisory agreement are set forth above under the heading "Terms of the Current Advisory Agreement -- Advisory Fee." Under the proposed advisory agreement, the Fund would pay AIM advisory fees at an annual rate of 0.25% of the Fund's average daily net assets. In addition, if the proposed advisory agreement is approved by Fund shareholders, AIM intends voluntarily to waive advisory fees for the Fund in an amount necessary to limit the advisory fees to 0.17% of the Fund's average daily net assets. This waiver may be modified or discontinued at any time by AIM without further notice to shareholders.

     Because the proposed "all-in" fee structure covers many expenses that the Fund currently pays outside of the current advisory agreement (see "Certain Service Agreements" below), AIM believes the most appropriate comparison for shareholders to consider in comparing the fees of the current and proposed advisory agreements is a comparison of the advisory fees plus other fees and expenses currently being paid by the Fund, on the one hand, with the "all-in" advisory fee to be paid under the proposed advisory agreement, on the other hand. Such a comparison is provided in the sections labeled "Comparative Expense Information" and "Fees and

Expenses". These comparisons show a benefit to shareholders and the Fund.

     AIM also believes that if shareholders consider a simple comparison of the fees paid under the current advisory agreement to the fees that would be paid under the proposed advisory agreement, at current asset levels, it is evident that the proposed advisory agreement is beneficial to shareholders and the Fund. If asset levels were to grow substantially, the fees paid under the current advisory agreement could be less than the fees that would be paid under the proposed advisory agreement because of the breakpoint structure of the current advisory fee rate. For this to happen, AIM estimates that the Fund's assets would have to grow to be in excess of $1.6 billion -- assets of the Fund were approximately $41 million as of August 31, 2004. The comparison described in this paragraph obviously ignores the benefit of the "all-in" nature of the proposed advisory agreement, as well as the proposed voluntary fee advisory waiver. (See "Fee Waivers and Expense Reimbursements" below.)

     Taking AIM's proposed voluntary advisory fee waiver into consideration, as well as the "all-in" nature of the proposed advisory agreement, the Fund will pay lower aggregate fees for advisory and other services than the fees and the Fund currently pays for such services.

CERTAIN SERVICE AGREEMENTS

     Currently, the Trust on behalf of the Fund pays the Fund's administrator and transfer agent, AIM and AIS, respectively, certain fees pursuant to a Master Administrative Services Agreement and a Transfer Agency Agreement. If shareholders approve the proposed advisory agreement, the Master Administrative Services Agreement and Transfer Agency Agreement will be amended such that AIM and AIS will provide the Fund with accounting, administrative and transfer agency services pursuant to such agreements at no cost to the Fund. Any such amendment may only be changed following consultation with the independent trustees of the Fund. (See "Comparative Expense Information" and "Fees and Expenses" below.)

FEE WAIVERS AND EXPENSE REIMBURSEMENTS

     Currently, AIM voluntarily waives advisory fees and/or reimburses expenses to the extent necessary to limit the Fund's total annual operating expenses to 0.85% of average daily net assets. If shareholders approve the proposed investment advisory agreement, AIM will discontinue the current voluntary waiver of fees and expense reimbursement arrangement that limit the Fund's annual operating expenses to 0.85% of average daily net assets.

Such discontinuance will not negatively affect Fund shareholders because the total annual operating expenses of the Fund under the proposed advisory agreement and related service agreements should be substantially less than such expenses under the current advisory agreement and related service agreements. Specifically, the total annual operating expenses of the Fund under the proposed advisory agreement will be limited to the "all in" advisory fee of 0.25% of average daily net assets plus certain other expenses discussed above, which are expected to be minimal.

     In addition, if the proposed advisory agreement is approved by Fund shareholders, AIM intends voluntarily to waive advisory fees for the Fund in an amount necessary to limit the advisory fee to 0.17% of the Fund's average daily net assets. This voluntary fee waiver can be discontinued or modified at any time by AIM without further notice to shareholders. Therefore, the Fund will continue to receive substantially the same accounting, administrative, advisory and transfer agency services it currently receives, but at substantially lower costs. (See "Comparative Expense Information" and "Fees and Expenses" below.)

COMPARATIVE EXPENSE INFORMATION

     The amounts which would have been paid by the Fund had the new investment advisory agreement and related services agreements been in effect during the Fund's fiscal year ended August 31, 2004 would have been substantially less than the amounts actually paid under the existing agreements as shown in the table below.

                                                         (B)
                                                    FEES/EXPENSES
                                     (A)             WHICH WOULD
                                FEES/EXPENSES         HAVE BEEN
                              PAID BY THE FUND     PAYABLE BY THE
                                UNDER CURRENT        FUND UNDER
                                  ADVISORY        PROPOSED ADVISORY   INCREASE (DECREASE)
                              AGREEMENT FOR THE     AGREEMENT FOR      BETWEEN COLUMN (A)
                                 FISCAL YEAR         FISCAL YEAR         AND COLUMN (B)
                              ENDED AUGUST 31,    ENDED AUGUST 31,    --------------------
DESCRIPTION OF FEES/EXPENSES        2004                2004             ($)         (%)
----------------------------  -----------------   -----------------   ----------   -------
Advisory Fees...............      $ 237,222(1)        $122,134(2)     $(115,088)    (48.5)%
Administrative Services
  Fees......................         35,590(3)               0          (35,590)   (100.0)%
Underwriting Fees...........              0                  0                0         0%
Transfer Agency Fees........        270,854(4)               0         (270,854)   (100.0)%
Other Fees..................        187,420(5)               0         (187,420)   (100.0)%
                                  ---------           --------        ---------    ------
  Gross Fees................      $ 731,086           $122,134        $(608,952)    (83.3)%
Fee Waivers/Expense
  Reimbursements............       (317,242)(6)        (39,083)(7)      278,159      87.7%
                                  ---------           --------        ---------    ------
  Net Fees..................      $ 413,844           $ 83,051        $(330,793)    (79.9)%
                                  =========           ========        =========    ======

---------------

(1) Advisory fees payable by the Fund to AIM, and includes fees INVESCO, the Fund's former advisor, was entitled to receive for periods prior to November 25, 2003, the date that AIM became the Fund's advisor.

(2) Pursuant to the proposed investment advisory agreement, AIM will bear all expenses incurred by the Fund in connection with its operations, except for
    (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issue and transfer taxes, and other costs chargeable to the fund in connection with securities transactions to which the Fund is a party or in connection with securities owned by the Fund; and (iii) other expenditures which are capitalized in accordance with generally accepted accounted principles applicable to investment companies. There can be no guarantee that the Fund will not incur these types of expenses, in which case the Fund could have higher total annual operating expenses than reflected in the table.

(3) Non-advisory fees payable by the Fund to AIM for administrative services.

(4) Non-advisory fees payable by the Fund to AIS for transfer agency services. Includes fees paid to INVESCO for transfer agency services for the period prior to October 1, 2003, the date AIS became the Fund's transfer agent.

(5) Other fees and expenses include, but are not limited to, custodian fees, trustee fees, audit fees, legal fees, insurance fees, postage fees, printing fees and registration fees.

(6) Currently, AIM voluntarily waives advisory fees and/or reimburses expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) to 0.85% of average daily net assets. In determining AIM's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest;
    (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Board; (iv) expenses related to a merger or reorganization, as approved by the Board; and (v) expenses that the Fund has incurred but did not actually pay because of an expenses offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation may be modified or discontinued without further notice to investors.

(7) If the proposed advisory agreement is approved by the Fund shareholders, AIM intends voluntarily to waive advisory fees for the Fund in an amount necessary to limit the advisory fee to 0.17% of the Fund's average daily net assets. This waiver may be modified or discontinued at any time by AIM without further notice to investors.

FEES AND EXPENSES

  FEE TABLE

     The following table identifies the fees and expenses that you would likely pay under both the current advisory agreement and proposed advisory agreement if you buy and hold Investor Class shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Investor Class shares of the Fund.

                                                   CURRENT     PROPOSED
                                                  ADVISORY     ADVISORY
SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT  AGREEMENT    AGREEMENT
------------------------------------------------  ---------    ---------
Maximum Front-End Sales Charge on Purchases (as
  a percentage of offering price).............      None         None
Maximum Contingent Deferred Sales Charge (CDSC)
  (as a percentage of the total original cost of
  the shares).................................      None         None
ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS(1)
Advisory Fees.................................      0.40%(2)     0.25%(4)(5)
Distribution and/or Service (12b-1) Fees......      None         None
Other Expenses(7).............................      0.73%(6)     0.00%(8)
                                                    ----         ----
Total Annual Fund Operating Expenses..........      1.13%(3)     0.25%
                                                    ====         ====

---------------

(1) All percentages are based on average daily net assets.

(2) Effective July 1 2004, the Board approved an amendment to the current master investment advisory agreement. Under the current amendment master investment advisory agreement, the advisory fee for the Fund has been reduced. The new tiered fee rate is as follows: 0.40% on the first $300 million of the Fund's average daily net assets, plus 0.30% on the next $200 million of the Fund's average daily net assets, plus 0.20% on the Fund's average daily net assets in excess of $500 million. Expenses have been restated to reflect this new fee rate.

(3) Currently, AIM voluntarily waives advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) to 0.85%. In determining AIM's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Board; (iv) expenses related to a merger or reorganization, as approved by the Board; and (v) expenses that the Fund has incurred but did not actually pay because of an expenses offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation may be modified or discontinued without further notice to investors.

(4) Pursuant to the proposed investment advisory agreement, AIM will bear all expenses incurred by the Fund in connection with its operations, except for
    (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issues and transfer taxes, and other costs chargeable to the fund in connection with securities transactions to which the Fund is a party or in connection with securities owned by the Fund; and (iii) other expenditures which are capitalized in accordance with generally accepted accounted principles applicable to investment companies. There can be no guarantee that the Fund will not incur these types of expenses, in which case the Fund could have higher total annual operating expenses than reflected in the table.

(5) If the proposed advisory agreement is approved by the Fund shareholders, AIM intends voluntarily to waive advisory fees for the Fund in an amount necessary to limit the advisory fee to 0.17% of the Fund's average daily net assets. This waiver may be modified or discontinued at any time by AIM without further notice to investors.

(6) Effective April 1, 2004, the Board approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.

(7) There is no guarantee that actual expenses will be the same as those shown in the table.

(8) If the proposed advisory agreement is approved by the Fund shareholders, AIM and AIS will provide at no cost to the Fund accounting, administrative and transfer agency services under separate administrative services and transfer agency agreements.

       EXPENSE EXAMPLE

     The following example is intended to help shareholders compare the cost of investing in Investor Class shares of the Fund under both the current advisory agreement and the proposed advisory agreement to the cost of investing in other mutual funds.

     The example assumes that a shareholder invests $10,000 in Investor Class shares of the Fund for the time periods indicated and then redeems all of the shares at the end of such periods. The example also assumes that the investment had a hypothetical 5% return each year, and that the Fund's Investor Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Investor Class shares may be higher or lower, based on these assumptions, the costs would be:

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO  1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------  ------   -------   -------   --------
Current Advisory Agreement.........       $115     $359      $622      $1,375
Proposed Advisory Agreement........       $ 26     $ 80      $141      $  318

FACTORS THE TRUSTEES CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     The Board discussed the proposed advisory agreement at an in-person meeting held on December 2, 2004. The independent trustees also discussed the approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board re-approved the Fund's current advisory agreement at an in-person meeting held on June 8, 2004 after considering all the relevant factors, including those set forth below. The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with AIM and the proposed advisory agreement with AIM. In addition to considering these factors at the in-person meeting held on December 2, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of the Fund.

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement. The Board noted that there are no material differences between the level or type of services provided under the current advisory agreement as compared to the proposed advisory agreement. Based on the review of the terms of the proposed advisory agreement, and comparison to the current advisory agreement, the Board concluded that the range of services to be provided by AIM under the proposed advisory agreement was appropriate.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who currently provide investment advisory services to the

Fund and noted that the persons providing such services to the Fund would not change under the proposed advisory agreement. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in each year was below the average performance of such comparable funds. The Board also noted that the AIM personnel currently managing the Fund began doing so in February 2002 in a sub-advisory capacity and that AIM began serving as investment advisor to the Fund in November 2003. The Board then noted that the Fund's performance had improved relative to the performance of such comparable funds during the past two calendar years. The Board also noted the all-in nature of the advisory fee under the proposed advisory agreement, whereby AIM pays all of the Fund's ordinary operating expenses. Finally, the Board noted that, had the proposed advisory agreement with the all-in advisory fee been in effect, the Fund's overall expenses would have been reduced which would have improved the Fund's performance relative to the performance of the funds with which the Fund was compared. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past five calendar years against the performance of the Lipper U.S. Government Money Market Index. The Board noted that the Fund's performance in each year was below the performance of such Index. The Board also noted that the AIM personnel currently managing the Fund began doing so in February 2002 in a sub-advisory capacity and that AIM began serving as investment advisor to the Fund in November 2003. The Board then noted that the Fund's performance had improved relative to such Index during the past two calendar years. The Board also noted the all-in nature of the advisory fee under the proposed advisory agreement, whereby AIM pays all of the Fund's ordinary operating expenses. Finally, the Board noted that, had the proposed advisory agreement with the all-in advisory fee been in effect, the Fund's overall expenses would have been reduced which would have improved the Fund's performance relative to the performance of the Index. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - Meetings with the Fund's portfolio managers and investment personnel. The Board is meeting periodically with the Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the proposed advisory agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund under the current advisory agreement and concluded that such performance was satisfactory and should be satisfactory under the proposed advisory agreement.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the proposed advisory agreement. The Board noted that this rate was lower than the advisory fee rates for retail money market funds advised by AIM with investment strategies comparable to those of the Fund, and higher than the advisory fee rates for institutional money market funds advised by AIM with investment strategies comparable to those of the Fund. The Board also noted the all-in nature of the advisory fee under the proposed advisory agreement, whereby AIM pays all of the Fund's ordinary operating expenses. Based on this review, the Board concluded that the advisory fee rate under the proposed advisory agreement was fair and reasonable. The Board noted that AIM (i) does not serve as an advisor to any variable insurance funds offered to insurance company separate accounts, offshore funds or private accounts with investment strategies comparable to those of the Fund and (ii) does not serve as a sub-advisor to any unaffiliated mutual funds with investment strategies comparable to those of the Fund.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the proposed advisory agreement. The Board noted that this rate was lower than the advisory fee rates for all of the comparable funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed, with one exception (for which the advisory fee rate was the same or lower, depending on asset levels). The Board also noted the all-in nature of the advisory fee under the proposed advisory agreement, whereby AIM pays all of the Fund's ordinary operating expenses. Finally, the Board noted that none of the comparable funds had all-in fees and that the comparable funds therefore all had higher overall expenses than the Fund would have had under the proposed advisory agreement. Based on this review, the Board concluded that the advisory fee rate under the proposed advisory agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that, under the current advisory agreement, AIM voluntarily waives advisory fees and/or reimburses expenses to the extent necessary to limit the Fund's total annual operating expenses to 0.85% of average daily net assets and that, if shareholders approve the proposed advisory agreement, AIM will discontinue this voluntary waiver. The Board concluded that such discontinuance will not negatively affect Fund shareholders because the total annual operating expenses of the Fund under the proposed advisory agreement should be substantially less than such expenses under the current advisory agreement and related service agreements. In addition, the Board noted that if the proposed advisory agreement is approved by shareholders, AIM intends voluntarily to waive advisory fees for the Fund in an amount necessary to limit the advisory fee to 0.17% of the Fund's average daily net assets. The Board considered the voluntary nature of this new fee waiver and the effect that it would have on the Fund's expenses, and noted that voluntary fee waivers can be terminated at any time by AIM without further notice to investors. The Board concluded that the proposed new voluntary fee waiver was fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the proposed advisory agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. The Board also noted that the Fund's asset level is currently too low to realize any economies of scale resulting from the breakpoints included in the Fund's current advisory agreement. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would have remained constant under the proposed advisory agreement because the proposed advisory agreement does not include any breakpoints. The Board concluded that the Fund's fee levels under the proposed advisory agreement therefore would not reflect economies of scale. However, the Board also concluded that the all-in nature of the Fund's advisory fee under the proposed advisory agreement and the fact that AIM pays for the Fund's ordinary operating expenses would be more beneficial to Fund shareholders than the breakpoints included in the Fund's current advisory agreement, based on the Fund's current asset levels.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under the proposed advisory agreement was not excessive.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the proposed advisory agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under such agreement.

     - Historical relationship between the Fund and AIM. In determining whether to approve the proposed advisory agreement, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services. The Board noted that AIM and its affiliates would provide administrative and transfer agency services for no charge if shareholders approve the proposed advisory agreement due to the all-in nature of the advisory fee under the proposed advisory agreement.

     - Other factors and current trends. In determining whether to approve the proposed advisory agreement, the Board considered regulatory and legal actions currently pending against AIM, as well as those that were recently settled. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the pending and recently settled regulatory and legal actions should not prevent the Board from approving the proposed advisory agreement.

     After considering these factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the proposed advisory agreement.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that shareholders approve the proposed advisory agreement, the independent trustees have taken the action which they believe to be in the best interests of shareholders. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement is expected to become effective on February 25, 2005 or such later date as such agreement is approved by shareholders if the Special Meeting is adjourned or postponed.

The proposed advisory agreement will expire, unless renewed, on or before June 30, 2005. If shareholders of the Fund do not approve Proposal 1, the current advisory agreement with AIM will continue in effect for the Fund.

                    THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                 SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS
                 RELATED TO MARKET TIMING, REGULATORY INQUIRIES
                             AND PENDING LITIGATION

     On October 8, 2004, INVESCO (the former investment advisor to certain AIM Funds, including the Fund) and AIM reached final settlements with certain regulators, including without limitation the SEC, the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by INVESCO. These regulators alleged, in substance, that INVESCO and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that INVESCO and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, ADI (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of INVESCO.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that INVESCO formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is in the process of making certain governance and compliance reforms and reviewing its policies and procedures.

     None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.

     INVESCO, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, INVESCO, AIM and/or related entities and individuals in the future.

     A number of civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, INVESCO, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other civil lawsuits have been filed against (depending on the lawsuit) INVESCO, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on closed funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements. Additional civil lawsuits related to the above or other issues may be filed against the AIM Funds, INVESCO, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's public filings with the SEC and on AIM's Internet website (http://www.aiminvestments.com).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                                                       EXHIBIT A

                 SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership as of December 3, 2004 of shares of beneficial interest of the Fund and of shares of the Trust's other series portfolios by the trustees and executive officers of the Trust. No information is given as to the Fund or the Trust's other series portfolios if a trustee or executive officer held no shares of the Fund or other series portfolios as of December 3, 2004. No information is given for the total amount of compensation deferred by a trustee at his or her election pursuant to a deferred compensation plan and deemed to be invested in the Fund or the Trust's other series portfolios pursuant to such plan.

                                                            NUMBER OF
                                                          SHARES OF THE
                                                           FUND OWNED     PERCENT OF
NAME OF TRUSTEE                        FUND               BENEFICIALLY      FUND*
---------------            ----------------------------   -------------   ----------
Larry Soll, Ph.D. .......  Premier Portfolio              1,668,496.66      1.30%
All trustees and
  executive officers as a
  group..................  Premier U.S. Government
                           Money Portfolio                                      *
                           Premier Portfolio                                1.30%
                           Premier Tax-Exempt Portfolio                         *

---------------

* Less than 1% of the outstanding shares of the Fund.

                                                                       EXHIBIT B

                        OWNERSHIP OF SHARES OF THE FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of December 3, 2004, to the best knowledge of the Trust owned 5% or more of the outstanding shares of the Fund and of each other series portfolio of the Trust. A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund or other series portfolio of the Trust is presumed to "control" the Fund or other series portfolio of the Trust as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                       NUMBER OF      PERCENT
                                                        SHARES       OF OWNED
                                                       OWNED OF         OF
NAME AND ADDRESS OF RECORD OWNER                        RECORD        RECORD*
--------------------------------                     -------------   ---------
PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
  ANTC TTEE FBO....................................   1,873,238.60      5.11%
  Tetra Tech Inc. and Subsidiaries
  Retirement Plan
  630 N. Rosemead Blvd.
  Pasadena, CA 91107-2101
PREMIER PORTFOLIO
  AMVESCAP National Trust Company TTEE FBO.........  34,619,565.31     27.02%
  Paychex 401(k) Incentive
  Retirement Plan
  P.O. Box 105779
  Atlanta, GA 30348-5779
PREMIER TAX-EXEMPT PORTFOLIO
  Ralph H. or Lynne J. Jenkins Jr. ................   2,001,223.36      7.97%
  JT WROS
  39 Woodcrest Ave.
  Atlanta, GA 30309-1535
  Oppenheimer & Co. Inc............................   1,561,012.62      6.21%
  FBO G581410250
  125 Broad Street Fl 15
  New York, NY 10004-2464
  Robert W. Trudeau Trustee........................   1,353,898.80      5.39%
  Robert W. Trudeau Trust
  2 Parwood Ct
  Johnson City, TN 37601-2179
  Michael P. Tinkler...............................   1,268,501.37      5.05%
  33 Beverly Ave
  Lansdowne, PA 19050-2705

---------------

* The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                          AIM TREASURER'S SERIES TRUST

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           , 200  , by and
between AIM Treasurer's Series Trust, a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created four separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10.  Allocation of Costs and Expenses.

          (a) The Advisor hereby agrees that it shall pay on behalf of the Trust and the Funds all of the expenses incurred by the Trust and the Funds, as applicable, in connection with their operations except for such transfer agency, sub-accounting, recordkeeping, and administrative services which are to be provided by the Advisor or an affiliate of the Advisor under separate transfer agency and administrative services agreements between the Fund and the Advisor or affiliate, as applicable, which are or have been approved by the Board of Trustees, including all of the independent trustees. At the Trust's request the Advisor shall also furnish to the Trust, at the expense of the Advisor, such competent executive, statistical, administrative, internal accounting and clerical services as may be required in the judgment of the Boards of Trustees. These services will include, among other things, the maintenance (but not preparation) of the Trust's accounts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and reports to the SEC and Trust shareholders. The Advisor also will furnish, at the Advisor's expense, such office space, equipment and facilities as may be reasonably requested by the Trust from time to time. Without limiting the generality of the foregoing, such costs and expenses payable by the Advisor include the following, unless the Board of Trustees approves any of the following costs and expenses being paid directly by the
     Funds:

               (1) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, independent pricing services and legal counsel for the Trust or for any Fund;

               (2) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or any Fund to Federal, state, county, city, or other governmental agents;

               (3) the fees and expenses involved in maintaining the registration and qualification of the Trust and of its shares under laws administered by the SEC or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

               (4) the compensation and expenses of the trustees of the Trust;

               (5) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and trustees' meetings;

               (6) all costs, fees or other expenses arising in connection with the organization and filing of the Trust's Certificate of Trust including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any State and the approval of the Trust's operations by any other Federal or State authority;

               (7) the expenses of repurchasing and redeeming shares of the Trust;

               (8) insurance premiums;

               (9) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust and any Fund; and

               (10) premiums for the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder.

          Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Trusts or such Fund in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

          (b) Except to the extent required by law to be paid by the Advisor, the Trust shall pay the following costs and expenses:

               (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or any Fund in connection with securities transactions to which the Trust or any Fund is a party or in connection with securities owned by the Trust or any Fund; and

               (2) the interest on indebtedness, if any, incurred by the Trust or any Fund.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2004, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                 AIM TREASURER'S SERIES TRUST
                                 (a Delaware statutory trust)
Attest:

Assistant Secretary              By: Executive Vice President
  (SEAL)

Attest:                          A I M ADVISORS, INC.

Assistant Secretary              By: President
(SEAL)

                                                                      APPENDIX A

                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                         EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                         ------------------------------------
Premier U.S. Government Money                 February 25, 2005
  Portfolio.......................

                                                                      APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                    PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

NET ASSETS                                            ANNUAL RATE
----------                                            -----------
All Assets.........................................      0.25%

FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:   Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
TELEPHONE:  Call 1-800-690-6903 and follow the simple instructions.
MAIL:       Vote, sign, date and return your proxy by mail.
IN PERSON:  Vote at the Special Meeting of Shareholders.
IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.


999 999 999 999 99


PREMIER U.S. GOVERNMENT MONEY PORTFOLIO (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM TREASURER'S SERIES TRUST (THE "REGISTRANT")

PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 24, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham and Kevin
M. Carome, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on February 24, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
PLEASE DO NOT RETURN YOUR PROXY CARD.

  PROXY MUST BE SIGNED AND DATED BELOW.


Dated ____________________ 200__

_________________________________________________________
Signature(s) (if held jointly)          (SIGN IN THE BOX)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.


AIM PMM DH

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                          [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY THE REGISTRANT.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.


1. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.


FOR        AGAINST       ABSTAIN

 0            0             0


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THEENCLOSED
ENVELOPE.

AIM PMM DH